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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (date of earliest event reported): August 31, 1995
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                            BELL INDUSTRIES, INC.
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              (Exact name of registrant as specified in charter)



       California                   1-11471                  95-4530889
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(State of incorporation)   (Commission File Number)   (IRS Identification No.)



      11812 San Vicente Blvd., Suite 300 Los Angeles, Calif 90049
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            (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code: (310) 826-2355.
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 N/A
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(Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

        On August 24, 1995, the registrant submitted a formal offer to the Board of Directors of Sterling Electronics Corporation, which proposed a merger of the registrant and Sterling. A copy of the formal offer is attached hereto as Exhibit (99.1).

ITEM 7.  EXHIBIT.

        (c) Exhibit.

            (99.1) Letter to the Board of Directors of Sterling Electronics
                   Corporation dated August 24, 1995.


                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BELL INDUSTRIES, INC.




Dated: August 31, 1995                  By: /s/ TRACY A. EDWARDS
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                                           Tracy A. Edwards
                                           Vice President and
                                           Chief Financial Officer